UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                February 26, 1998
                Date of Report (Date of earliest event reported)


                           SA TELECOMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

  Delaware                       0-18048                       75-228519
 (State Of                     (Commission                   (IRS Employer
Incorporation)                 File Number)                Identification No.)



                        1600 Promenade Center, 15th Floor
                              Richardson, TX 75080
                     (Address of Principal Executive Office)


                                 (972) 690-5888
              (Registrant's Telephone Number, Including Area Code)



                                (Not Applicable)
                         (Former Name or Former Address,
                          if Changed Since Last Report)

ITEM 5.  OTHER EVENTS


          As previously reported, SA Telecommunications, Inc. and its subsidiaries (collectively, the "Company") filed petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") (Cases No. 97-2395 through 97-2401). Since that date, the Company has continued as a debtor-in-possession pursuant to the Bankruptcy Code.

          On or about February 26, 1998, the Company filed its Monthly Operating Report for the month ending January 31, 1998 (the "January MOR") with the Office of the United States Trustee (the "Trustee") and the Bankruptcy Court.

          A copy of the January MOR is attached hereto as Exhibit 99.1 and incorporated herein by reference.1

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits:

          99.1 Monthly Operating Report of the Company for the month ending January 31, 1998.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 SA TELECOMMUNICATIONS, INC.


DATE: March 5, 1998                              By: /s/ Albert B. Gordon, Jr.
                                                    ------------------------
                                                    Albert B. Gordon, Jr.
                                                    Chief Executive Officer
----------

1 The attachments and exhibits referenced in the January MOR are not attached as part of Exhibit 99.1, but are available at the Office of the United States Trustee and the Bankruptcy Court. In addition, the Company agrees that it will furnish a copy of any omitted schedule or similar attachment to the Commission upon its request.

Case No.: 97-02395PJW  THRU97-02401 PJW                         ACCRUAL BASIS-1


                 OFFICE OF THE UNITED STATES TRUSTEE -. REGION 3
                            MONTHLY OPERATING REPORT
                      for the month ending January 31, 1998

REQUIRED ATTACHMENTS               DOCUMENT ATTACHED           PREVIOUSLY SUBMITTED         EXPLANATION ATTACHED
--------------------               -----------------           --------------------         --------------------
1.    TAX RECEIPTS                       ( X )                          ( )                          ( )
2.    BANK STATEMENTS                    ( X )                          ( )                          ( )
3.    MOST RECENTLY FILED
      INCOME TAX RETURN                   ( )                          ( X )                         ( )

4.    MOST RECENT ANNUAL                  ( )                          ( X )                         ( )
      FINANCIAL STATEMENTS
      PREPARED BY ACCOUNTANT

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE . I DECLARE UNDER PENALTY CF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE . DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ A. B. Gordon, Jr.                                          CEO
------------------------------                        --------------------
SIGNATURE OF RESPONSIBLE PARTY                                TITLE



A. B. Gordon Jr.                                              2/25/98
------------------------------                        --------------------
PRINTED NAME OF RESPONSIBLE PARTY                               DATE


PREPARER:


/s/ M. S. Nutt                                          Asst. Controller
------------------------------                        --------------------
SIGNATURE OF PREPARER                                         TITLE


M. S. Nutt                                                    2/25/98
------------------------------                        --------------------
PRINTED NAME OF PREPARER                                        DATE

In Re: SA Telecommunications, Inc.                                              Accrual Basis -2
Case Nos. 97-2395 (PJW) through 97-2401 (PJW)


                            COMPARATIVE BALANCE SHEET
                                                                                     1ST QUARTER

ASSETS                                                  Month        Month              Month
                                                      1/31/98       2/28/98            3/31/98
                                                      -------       -------            -------
   1.  Cash                                        $      56,825
   2.   Accounts Receivable (Net)                      4,063,411
   3.   Inventory                                        136,875
   4.   Notes Receivable
   5.   Prepaid Expenses                                 269,620
   6.   Other (Attach List)                              317,184
   7.   Total Current Assets                           4,843,915          0                  0
--------------------------------------------        ------------  -------------     ------------
   8.   Property, Plant & Equipment                   14,596,991          0                  0
   9.   Less: Accumulated                              3,183,388          0                  0
        Depreciation/Depletion
   10.  Net Property, Plant & Equipment               11,413,603          0                  0
--------------------------------------------        ------------  -------------     ------------
   11.  Due From Affiliates & Insiders                                    0                  0
   12.  Intangibles (Attach List)                     24,870,240
   12a  Debt Issuance Cost                             2,272,063
   13.  Other (Attach List)                              234,700
   14.  Total Assets                                  43,634,521          0                  0
--------------------------------------------        ------------  -------------     ------------
POSTPETITION LIABILITIES
   15.  Accounts Payable                                 168,963
   15a  Accrued Telecommunications Costs               1,407,067
   16.  Taxes Payable                                    188,155
   16a  Accrued Taxes Payable
   17.  Notes Payable                                          -
   18.  Professional Fees
   19.  Secured Debt                                           -
   20.  Due To Affiliates & Insiders
   21.  Other (Attach List)                              305,224
   22.  Total Postpetition Liabilities                 2,069,409          0                  0
--------------------------------------------        ------------  -------------     ------------
PREPETITION LIABILITIES
   23.  Secured Debt                                   8,051,318
   24.  Priority Debt (attach list)                      404,640
   24a  Redeemable Preferred Stock                     1,401,940
   25.  Unsecured Debt                                45,187,058
   26.  Other (Attach List)
   27.  Total Prepetition Liabilities                 55,044,956          0                  0
--------------------------------------------        ------------  -------------     ------------
   28.  Total Liabilities                             57,114,365          0                  0
--------------------------------------------        ------------  -------------     ------------
EQUITY
   29.  Owner's Prepetition Equity                   (11,788,256)
   30.  Postpetition Cumulative Profit or            (1,691,588)
       (Loss)
   31.  Total Equity (Deficit)                       (13,479,844)         0                  0
--------------------------------------------        ------------  -------------     ------------
   32.  Total Liabilities & Owners' Equity            43,634,521          0                  0
--------------------------------------------        ------------  -------------     ------------

6   Other Current Assets
    A.R - Jack Matz                                       15,214
    A/R Prairie Systems, Inc.                             59,917
    A/R Line Costs                                        93,368
    Long Distance Network N/R                            148,685
                                                    ------------  -------------     ------------
                                                         317,184          0                   0
                                                    ============  =============     ============

12  Intangible:
    Goodwill (net of amortization)                    24,870,240          0                   0
                                                    ============  =============     ============


13  Other Non-Current Assets
    Prepaid Employee Settlement (net)                    212,528
    Security Deposits                                     22,172
                                                    ------------  -------------     ------------
                                                         234,700          0                   0
                                                    ============  =============     ============





21  Other Post-Petition Liabilities
    Accrued Payroll/Payroll                              229,636
    Taxes/Benefits
    Accrued Medical Ins                                   36,347
    Accrued Property Taxes                                39,241
                                                    ------------  -------------     ------------

                                                         305,224          0                   0
                                                    ============  =============     ============



24  Priority Debt
    Accrued Payroll/Employee Benefits                      5,765
    Accrued Property Taxes                                80,876
    Accrued Sales Taxes                                  317,999
                                                    ------------  -------------     ------------
                                                         404,640          0                   0
                                                    ============  =============     ============

Case Nos. 97-2395 (PJW) through 97-2401 (PJW)                                                             Accrual Basis 3
                                             SA Telecommunications, Inc.

                                                 INCOME STATEMENT


                                                                                            1st        Quarter
                                                                          Month            Month        Month
                                                                          -----            -----        -----

                                                                        Jan, 1998        Feb, 1998     Mar, 1998
                                                                        ---------        ---------     ---------
REVENUES
      1.   Gross Revenues                                     $         2,003,732     $          -     $       -
      2.   Less: Returns & Discounts                                       23,613                -             -
      3.   Net Revenue                                        $         1,980,119     $          -     $       -
--------------------------------------------                        -------------        ---------       -------
COST OF GOODS SOLD
      4.   Beginning Inventory
      5.   Add: Purchases
      6.   Less: Ending Inventory
      7.   Cost Of Goods Sold                                           1,319,624                -             -
      8.   Gross Profit                                                   660,495                -             -
--------------------------------------------                        -------------        ---------       -------

OPERATING EXPENSES
      9.   Officer/Insider Compensation                                    84,756                -             -
      10.  Direct Labor/Salaries                                          369,547                -             -
      11.  Payroll Taxes                                                   51,386                -             -
      12.  Rent & Lease Expense                                            57,350                -             -
      13.  Insurance                                                       41,051                -             -
      14.  Depreciation/Amortization                                      388,115                -             -
      15.  General & Administrative                                       215,532                -             -
      16.  Other (Attach List)
      17.  Total Operating Expenses                                     1,207,737                -             -
      18.  Operating Income                                   $          (547,242)     $         -     $       -
--------------------------------------------                        -------------        ---------       -------

OTHER INCOME & EXPENSES
      19.  Other Income (Attach List)
      20.  Other Expenses (Attach List)
      21.  Interest Expense                                               (87,767)               -             -
      22.  Other                                                           (7,161)               -             -
      23.  Net Other Income & Expenses                                    (94,928)               -             -
--------------------------------------------                        -------------        ---------       -------

REORGANIZATION EXPENSES
      24.  Professional Fees
      25.  U.S. Trustee Fees                                               (2,453)
      26.  Other (Attach List)
      27.  Total Reorganization Expenses                                   (2,453)
      28.  Income Tax
--------------------------------------------                        -------------        ---------       -------

      29.  NET PROFIT (LOSS)                                  $          (644,623)     $         -     $       -
--------------------------------------------                        -------------        ---------       -------

Case Nos. 97-2395 (PJW) through 97-2401 (PJW)                                                                     Accrual Basis - 4
                                                                     SA TELECOMMUNICATIONS
CASH RECEIPTS AND
DISBURSEMENTS

                                                       TOTAL SATEL            TOTAL SATEL            TOTAL SATEL        TOTAL SATEL

                                                           A/P                 MAIN OPER.                P/R              GREYROCK
                                                       -----------            -----------            -----------        -----------
1. BEG. BAL ..............................            (256,873.07)             341,242.14             36,611.20            70,907.87
2. CASH SALES ............................                     --                      --                    --                   --
3. RECEIPTS ..............................               1,728.93            1,560,928.00               --                 19,944.59
4. LOANS & ADVANCES ......................                     --                      --                    --                   --
5. SALE ASSETS ...........................                     --                      --                    --                   --
6. (OTHER) PAYDOWNS ON ...................           1,219,262.02             (632,117.91)           283,134.07             2,425.64
   REVOLVER
                                                    --------------------------------------------------------------------------------
7. TOTAL RECIEPTS ........................           1,220,990.95              928,810.09            283,134.07            22,370.23
8. TOTAL CASH AVAIL ......................             964,117.88            1,270,052.23            319,745.27            93,278.10
                                                    --------------------------------------------------------------------------------
* DISBURSEMENTS ..........................          (1,256,628.59)          (1,035,432.66)          (390,936.53)             --
                                                    --------------------------------------------------------------------------------
EOM BALANCE ..............................            (292,510.71)             234,619.57            (71,191.26)           93,278.10
                                                    ================================================================================



                                                          TOTAL SATEL           TOTAL SATEL      TOTAL SATEL             TOTAL SATEL

                                                             MISC.                CD & NEC       PETTY CASH
                                                          -----------           -----------      -----------             -----------
1. BEG. BAL ..................................           (20,443.30)           41,473.96           6,470.85              219,389.65
2. CASH SALES ................................                   --                   --                 --                      --
3. RECEIPTS ..................................                   --                89.83                 --            1,582,691.35
4. LOANS & ADVANCES ..........................                   --                   --                 --                      --
5. SALE ASSETS ...............................                   --                   --                 --                      --
6. (OTHER) PAYDOWNS ON .......................           154,043.63                   --            (100.90)           1,026,646.55
   REVOLVER
                                                    --------------------------------------------------------------------------------
7. TOTAL RECIEPTS ............................           154,043.63                89.83            (100.90)           2,609,337.90
8. TOTAL CASH AVAIL ..........................           133,600.33            41,563.79           6,369.95            2,828,727.55
                                                    --------------------------------------------------------------------------------
* DISBURSEMENTS ..............................           (88,905.13)                  --                 --           (2,771,902.91)
                                                    --------------------------------------------------------------------------------
EOM BALANCE ..................................            44,695.20            41,563.79           6,369.95               56,824.64
                                                    ================================================================================

*See attached detail of disbursements by check number, date, payee and amount.

Debtor:                    SA Telecommunications, Inc. and Subsidiaries                 Accrual Basis-5
Case No:                   97-2395 through 97-2401


ACCOUNTS RECEIVABLE AGING
                              0 - 30 days old                                           3,376,822
                              31 - 60 days old                                            811,514
                              61 - 90 days old                                            414,944
                              91 + days old                                             2,241,417
                              Total Accounts Receivable                           $     6,844,697
                              Amount Considered uncollectible                           2,781,286
                              Account Receivable                                  $     4,063,411



AGING OF POSTPETITION ACCOUNTS PAYABLE
                                   0 - 30 DAYS             31 - 60 DAYS       61 - 90 DAYS     91 + DAYS            TOTAL
                                   -----------             ------------       ------------     ---------            -----
Accounts
Payable                      $      158,852            $    10,111.00                                            $   168,963



STATUS OF POSTPETITION TAXES
                            BEGINNING TAX LIABILITY      AMOUNT WITHHELD OR    AMOUNT PAID     ENDING TAX        DELINQUENT TAXES
                                                              ACCRUED                          LIABILITY
                            -----------------------      ------------------    -----------     ----------        ----------------
FEDERAL
Withholding **                       5,609                    43,725             38,064          11,270
FICA - Employee **                   8,829                    26,306             23,084          12,051
FICA - Employer  **                  8,829                    26,306             23,084          12,051
Unemployment                            20                     3,396              2,227           1,189
Income
Other (Attach List)

Total Federal                       23,287                    99,733             86,459          36,561                  -
Taxes


STATE AND LOCAL
Withholding                             68                       320                245             143
Sales                              107,089                   160,044            194,532          72,601
Excise
Unemployment                           893                     6,752              2,825           4,820
Real Property
Personal Property
Other (Attach List)

Total State &                      108,050                   167,116            197,602          77,564                  -
Local

Total Taxes                        131,337                   266,849            284,061         114,125                  -

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount Should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Case Nos. 97-02395(PJW) thru 97-02401 (PJW)                                                                         Accrual Basis-6
                                                 SA TELECOMMUNICATIONS, INC.

BANK RECONCILIATIONS                                   Acct #1                 Acct #2              Acct #3           Acct #4
--------------------
A. Bank                                                  USC                     USC                  USC                NEC
B. Acct #                                              Compass                 Compass              Compass            Various
C. Purpose                                           701-8488-5               708-5277-2          708-5279-9           Various
                                                      A/P-Oper               Concentration          Payroll         Misc Depository
                                                      --------               -------------          -------         ---------------
--------------------------------
1  Balance per Bank ...........................         (1,342.80)           172,738.24              --              18,344.31
   Statement
2  + Deposits not credited ....................                               (2,023.69)          (12,050.82)
3  - Outstanding Checks .......................       (312,907.63)               (50.00)          (27,244.62)             --
4  +/- Other Reconciling ......................         17,294.06            (14,447.72)             (564.86)             --
   Items
                                                      ------------           -----------          -----------        ---------
5  Month End Balance per ......................       (296,956.37)           156,216.83           (39,860.30)        18,344.31
   books                                              ============           -----------          -----------        ---------


BANK RECONCILIATIONS                              Acct #5          Acct #6            Acct #7          Acct #8           Acct #9
--------------------
A.        Bank                                      LDN              USC                USC              USC             Add Tel
B.        Acct #                               Southwest Bank      Compass            Compass            na            Wells Fargo
C.        Purpose                                  9050078        712-0018-3         11-110098          Petty           690018810
                                                   Savings         Greyrock          Insurance      Cash Accounts    Sales Tax Acct
                                                   -------         --------          ---------      -------------    --------------

1  Balance per Bank ....................          2,516.96         58,472.79         56,376.71       2,861.43        19,121.22
   Statement
2  + Deposits not credited
3  - Outstanding Checks ................           --                --              (1,224.75)          --                --
4  +/- Other Reconciling ...............           --                --             (29,577.95)          --                --
   Items
                                                  --------         ---------        -----------      --------         ---------
5  Month End Balance per ...............          2,516.96         58,472.79         25,574.01       2,861,43         19,121.22
   books                                          ========         =========        ===========      ========         =========


BANK RECONCILIATIONS                                              Acct #10             Acct #11           Acct #12        Acct #13
--------------------
A.    Bank                                                          AddTel              AddTel             AddTel          Addtel
B.    Acct #                                                     Wells Fargo          Wells Fargo        Well Fargo    Wells Fargo
C.    Purpose                                                    0933 051211        1290-000025-000     4443-332515    4443-332762
                                                                   Sweep                  CD              Greyrock   Returned Checks
                                                                 -----------        ---------------     -----------  ---------------
------------------------------------
1  Balance per Bank Statement ........................             86,669.89             20,702.52       34,805.39          --
2  + Deposits not credited ...........................                                   (2,023.69)     (12,050.82)
3  - Outstanding Checks ..............................             16,782.57)               (50.00)     (27,244.62)
4  +/- Other Reconciling Items .......................             (8,681.30)                                (0.08)
                                                                  -----------           -----------     -----------      ------
5  Month End Balance per books .......................             61,206.02             20,702.52        34,805.31         --
6
                                                                  ===========           ===========     ===========      ======


BANK RECONCILIATIONS                                    Acct #14        Acct #15        Acct #16        Acct #17        Acct # 18
--------------------
                                                        AddTel           AddTel         Add Tel        Uniquest          Uniquest
A.    Bank                                            Wells Fargo      Wells Fargo        na            Compass      Bank of America
B.    Acct #                                          0933 041063      934 041063                     711 9526 0       83130 00519
C.    Purpose                                          Amtec/ZBA       Payroll/ZBA     Petty Cash        A/P             Payroll
                                                      -----------      -----------     ----------       -------      ---------------


1  Balance per Bank Statement .....................         --            --            3,475.57      16,800.78          5,898.86
2  + Deposits not credited
3  - Outstanding Checks ...........................                       --                          (1,057.80)               --
4  +/- Other Reconciling Items ....................         --         (31,330.96)                        32.95                --
                                                      -----------      -----------     -----------    ----------         --------
5  Month End Balance per books ....................         --         (31,330.96)      3,475.57      15,775.93          5,898.86
                                                      ===========      ===========     ===========    ==========         ========

Case Nos. 97-02395(PJW) thru 97-02401 (PJW)                                                                        Accrual Basis-7

                                                     SA Telecommunications, Inc.
                                                          and Subsidiaries

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F)
OF THE BANKRUPTCY CODE) AND TO PROFESSIONALS FOR PAYMENTS TO INSIDERS,  IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY,  BONUS,
COMMISSION, INSURANCE, HOUSING ALLOWANCE, TRAVEL CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                                              INSIDERS

     Name                      Position                    Type Of       Amount Paid       Cumulative
                                                            Payment                        Unpaid Balance
     ----                      --------                    -------       -----------       --------------
                                                                                              <C.
1     Igor Mamantov            VP-Corp Development          Payroll         $3,895.00
2     Dennis Lee Gundy         VP-Operations                Payroll          9,563.61
3     Jeffery M. Petrie        VP-Telemarketing             Payroll          6,380.83
4     Windle R. Ewing          VP-Tariffs and Reg. Affair   Payroll          6,294.65
5     Thomas J. Brighi         VP-Telemarketing             Payroll          4,723.02
6     George M. Trevino        Controller                   Payroll          9,190.60
7     Kellie Watts             Asst. General Counsel        Payroll          1,837.62
8     Julie Judd               HR Administrator             Payroll              -
9     Cheryl Leahy             Asst. Controller             Payroll          2,949.65
10    Chuck Leblo                                           Payroll          9,493.66
                                                            Payroll
                               Total Payments to Insiders                 $  54,328.64

                                                          PROFESSIONALS
         Name     Type of Professional   Date of Court Order     Amount            Amount         Total Paid
                                         Authorizing Payment     Approved          Paid           To Date
         ----     --------------------   -------------------     --------          ------         ----------
1
2        None     None                   None                    None              None
3
4
         Total Payments to Professionals

                                ADEQUATE PROTECTIONS PAYMENTS
Name Of Creditor              Scheduled Monthly            Amounts Paid          Total Unpaid
                                 Payments Due            During the Month        Post Petition
----------------                 ------------            ----------------        -------------
1     City of Levelland, TX   $       194.00       $            194.00                      -
2     Energas                          11.00                    11.00
3     Southwestern Bell             4,237.20                 4,237.20
4     GTE                           2,600.00                 2,600.00
5     US West                       1,000.00                 1,000.00
           Total              $     8,042.20       $         8,042.20

Case Nos. 97-02395(PJW) thru 97-02401 (PJW)                                                                        Accrual Basis-8

QUESTIONNAIRE
                                                                                                                 YES        NO
                                                                                                                 ---        --
1.    Have any assets been sold or transferred outside the normal course of business this reporting                         X
      period?

2.    Have any funds been disbursed from any account other than a debtor in possession account?                  X<F1>
3.    Are any postpetition receivables (accounts, notes, or loans) due from related parties?                                X
4.    Have any payments been made on prepetition liabilities this reporting period?                              X<F2>
5.    Have any postpetition loans been received by the debtor from any party?                                    X3<F3>
6.    Are any postpetition payroll taxes past due?                                                                          X
7.    Are any postpetition state or federal income taxes past due?                                                          X
8.    Are any postpetition real estate taxes past due?                                                                      X
9.    Are any other postpetition taxes past due?                                                                            X
10.   Are any amounts owed to postpetition creditors past due?                                                              X
11.   Have any Prepetition taxes been paid during the reporting period?                                                     X
12.   Are any wage payments past due?                                                                                       X

----------------------------------------------------------------------------------------------------------- -------- ---------
If the answer to any of the above questions is "YES", please provide a detailed explanation of each item.  Attach additional sheets if necessary

<F1> Prepetition accounts retained during this period per court order
<F2> Only items such as payroll and benefits  Approved by court order
<F3> Only amounts per D.I.P. Financing Agreement approved by court order


INSURANCE                                                                                                         YES     NO
---------                                                                                                         ---     --
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?              X
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                                       X
3.   PLEASE ITEMIZE POLICIES BELOW
----------------------------------------------------------------------------------------------------------------- ------- ------
If the answer to any of the above questions is "no", or if any policies have been cancelled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                                                 INSURANCE POLICIES
                                                 ------------------
TYPE OF POLICY                CARRIER                       PERIOD COVERED               PAYMENT AMOUNT & FREQUENCY
--------------                -------                       --------------               --------------------------
See attached schedule of
Current Policies

                                                     PERSONNEL
                                                     ---------
                                                                        Full Time          Part Time
                                                                          Total               Total
                                                                        ---------          ---------
1.    Total number of employees at beginning of period                    168                   18
2.    Total number of employees hired during the period                   -                     -
3.    Number of employees terminated or resigned during the period        18                    -
4.    Total number of employees on payroll at end of period               150                   18


                                                          CHANGE OF ADDRESS
                                                          -----------------

If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:



DATE OF CHANGE:
NEW ADDRESS:.